UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 08, 2023

CleanSpark, Inc.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-39187	87-0449945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2370 Corporate Circle, Suite 160
Henderson, Nevada		89074
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (702) 989-7692

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CLSK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Amendment of 2017 Equity Incentive Plan

As reported in Item 5.07 below, at the Annual Meeting, the Company’s stockholders approved an amendment (the “Plan Amendment”) to the Company’s 2017 Incentive Plan, as amended to date (the “Plan”), to (i) increase the number of shares authorized for issuance thereunder from 3,500,000 shares of Common Stock to 11,512,000 shares and (ii) add an evergreen provision to, on April 1st and October 1st of each year, automatically increase the maximum number of shares of Common Stock available under the Plan to fifteen percent (15%) of the Company’s outstanding shares of Common Stock, in each case as of the last day of the immediately preceding month. The Company’s Board of Directors previously approved the Amendment, subject to such stockholder approval.

The above description of the Plan Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan Amendment, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 8, 2023, the Company filed Articles of Amendment (the “Charter Amendment”) to its Articles of Incorporation, as amended and restated to date (the “Current Articles”), with the Secretary of State for the State of Nevada. The Charter Amendment increased the number of shares of Common Stock authorized for issuance under the Current Articles from 100,000,000 shares to 300,000,000 shares. As reported in Item 5.07 below, the Charter Amendment was approved by the Company’s stockholders at the Annual Meeting and became effective upon filing.

The foregoing description of the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to the Charter Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 8, 2023, the Company held the Annual Meeting of stockholders (the “Annual Meeting”). At the close of business on January 13, 2023, the record date for the Annual Meeting (the “Record Date”), 74,594,156 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), were issued and outstanding, and 1,750,000 shares of the Company’s Series A Preferred Stock, par value $0.001 per share (“Preferred Stock”), were issued and outstanding. The holders of Preferred Stock vote together with holders of Common Stock as a single class on each proposal voted on, except to the extent that voting as a separate class or series is required by law. As such, as of the Record Date, the holders of Common Stock were entitled to a total of 74,594,156 votes, and the holders of Preferred Stock were entitled to a total of 78,750,000 votes, representing in the aggregate 153,344,156 votes. At the Annual Meeting, stockholders entitled to a total of 116,960,676 votes, or approximately 76.27% of the 153,344,156 votes were present or represented by proxy. The final voting results on the proposals presented for stockholder approval at the Annual Meeting were as follows:

Proposal No. 1: To elect six directors to hold office until the next annual meeting of stockholders of the Company or until their successors are duly elected and qualified, subject to prior death, resignation, or removal.

The votes were cast for this matter as follows:

Nominees	Votes For	Votes Withheld	Broker Non-Votes
Zachary Bradford	95,647,252	3,596,971	17,716,633
Matthew Schultz	97,234,247	2,009,796	17,716,633
Larry McNeill	86,178,394	13,065,649	17,716,633
Dr. Thomas Wood	94,351,201	4,892,842	17,716,633
Roger Beynon	98,290,121	953,922	17,716,633
Amanda Cavaleri	97,753,829	1,490,214	17,716,633

Each of the individuals listed above was elected as a director of the Company to serve until the next annual meeting or until his or her successor is elected and qualified.

Proposal No. 2: To authorize and approve the Charter Amendment, which is an amendment to increase the number of shares of Common Stock authorized for issuance under the Current Articles from 100,000,000 shares to 300,000,000 shares.

The votes were cast for this matter as follows:

Votes For	Votes Against	Abstentions
106,013,191	10,781,473	166,012

The stockholders voted to approve the Charter Amendment.

Proposal No. 3: To approve the Plan Amendment to (i) increase the number of shares authorized for issuance under the Plan from 3,500,000 shares of Common Stock to 11,512,000 shares and (ii) add an evergreen provision to, on April 1st and October 1st of each year, automatically increase the maximum number of shares of Common Stock available under the Plan to fifteen percent (15%) of the Company’s outstanding shares of Common Stock, in each case as of the last day of the immediately preceding month.

The votes were cast for this matter as follows:

Votes For	Votes Against	Abstentions	Broker Non-votes
81,868,825	17,289,722	85,496	17,716,633

The stockholders voted to approve the Plan Amendment.

Proposal No. 4: A non-binding advisory vote on compensation programs, which is sometimes referred to as “say on pay,” for our named executive officers, Mr. Zachary K. Bradford, Mr. S. Matthew Schultz, and Mr. Gary A. Vecchiarelli.

The votes were cast for this matter as follows:

Votes For	Votes Against	Abstentions	Broker Non-votes
83,190,445	15,658,878	394,720	17,716,633

The stockholders voted to approve, on a non-binding advisory vote, the compensation of the Company’s named executive officers.

Proposal No. 5: To ratify the appointment of MaloneBailey, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2023.

The votes were cast for this matter as follows:

Votes For	Votes Against	Abstentions
114,402,143	1,410,974	1,147,559

The stockholders voted to ratify the selection of MaloneBailey, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2023.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Amendment to Certificate of Incorporation.
10.1	Amendment to 2017 Incentive Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 9, 2023	By:	/s/ Rachel Silverstein
Name: Rachel Silverstein Title: Senior Vice President of Compliance and General Counsel